UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 3, 2004

ANNTAYLOR STORES CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 West 57th Street
New York, New York 10019
Address, including Zip Code, of Registrant's Principal Executive Offices)

(212) 541-3300
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Names or Former Addresses, if Changed
Since Last Report)

ITEM 9.   REGULATION FD DISCLOSURE.

              AnnTaylor Stores Corporation issued a press release dated June 3, 2004.  A copy of the press release is appended to this Report as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNTAYLOR STORES CORPORATION

By: /s/ Barbara K. Eisenberg
Barbara K. Eisenberg
Date: June 3, 2004	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AnnTaylor Stores Corporation on June 3, 2004.